Principal Funds, Inc.

Supplement dated September 18, 2015
to the Statement of Additional Information dated March 1, 2015 as amended and restated May 18, 2015 and August 24, 2015
(as supplemented on August 24, 2015)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

MULTIPLE CLASS STRUCTURE

Under the Rule 12b-1 Fees / Distribution Plans and Agreements section, add the following after the first paragraph under the fee table:

Effective October 1, 2015, the Distributor has voluntarily agreed to limit the Fund's Distribution and/or Service (12b-1) Fees normally payable by the Fund. The limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.15% for Class J shares (with the exception of Money Market Fund Class J shares). The voluntary expense limit may be terminated at any time.

INVESTMENT ADVISORY AND OTHER SERVICES

Effective November 1, 2015, delete Inflation Protection from the first management fee schedule table under Management Agreement.

Effective November 1, 2015, add the following row related to Inflation Protection to the fourth management fee schedule table under Management Agreement:

Fund	First $500 Million	Next $500 Million	Next $500 Million	Next $500 Million	Next $1 Billion	Over $3 Billion
Inflation Protection	0.40%	0.38%	0.36%	0.35%	0.34%	0.33%

Effective March 1, 2016, replace the second management fee schedule under Management Agreement with the following:

Fund	All Assets
Principal LifeTime Strategic Income	0.00%
Principal LifeTime 2010	0.00
Principal LifeTime 2015	0.00
Principal LifeTime 2020	0.00
Principal LifeTime 2025	0.00
Principal LifeTime 2030	0.00
Principal LifeTime 2035	0.00
Principal LifeTime 2040	0.00
Principal LifeTime 2045	0.00
Principal LifeTime 2050	0.00
Principal LifeTime 2055	0.00
Principal LifeTime 2060	0.00

Effective November 1, 2015, replace the row related to MidCap Growth III in the Contractual Fee Waivers table under Management Agreement with the following:

Contractual Fee Waivers
Fund	Waiver	Expiration
MidCap Growth III	0.032%	2/28/2017

Effective October 1, 2015, on page 62 after the first paragraph, add the following paragraph:
Effective October 1, 2015, the Distributor has voluntarily agreed to limit the Fund's Distribution and/or Service (12b-1) Fees normally payable by the Fund. The limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.15% for Class J shares (with the exception of Money Market Fund Class J shares). The voluntary expense limit may be terminated at any time.

On page 62 under the Money Market Fund heading, delete and substitute the paragraph with the following:
The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain a level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.00% for Classes C and J shares. The expense limit may be terminated at any time.

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